 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

On April 24, 2013, United Bancshares, Inc. (the “Corporation”) held its annual shareholders’ meeting at its corporate headquarters in Columbus Grove, Ohio.  At the meeting, the following four items were voted on by the shareholders of the Corporation:

1.

The election of seven directors to serve until the 2014 Annual Meeting;

2.

Adopting a non-binding resolution to approve the compensation of the Corporation's named executive officers;

3.

Conducting an advisory vote on the frequency of future advisory votes on the compensation of the Corporation's named executive officers; and

4.

The ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2013.

Proposal 1 -  Election of Directors

The shareholders elected the following nominees for director at the meeting by the votes indicated below:

	FOR	WITHHELD

Robert L. Benroth	1,887,035	231,869

James N. Reynolds	1,798,189	320,715

H. Edward Rigel	1,854,778	264,127

David P. Roach	1,863,939	254,965

Daniel W. Schutt	1,839,955	278,949

R. Steven Unverferth	1,877,573	241,331

Brian D. Young	1,886,332	232,572

In addition to the votes reported above, there were 469,700 broker non-votes on the proposal for the election of directors.

Proposal 2 -  The non-binding resolution to approve the compensation of Corporation's named executive officers was approved by the votes indicated below.  There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAINED
1,836,328	189,073	93,502

In addition to the votes reported above, there were 469,700 broker non-votes on the proposal to approve the compensation of Corporation's named executive officers.

Proposal 3 -  The non-binding advisory vote on the frequency of future advisory votes on executive compensation resulted in Three-Years receiving the largest number of shareholder votes as indicated by the voting totals below.  There were no broker non-votes on this proposal.

ONE- YEAR	TWO-YEARS	THREE-YEARS	ABSTAINED
751,572	76,973	1,173,599	116,759

In addition to the votes reported above, there were 469,700 broker non-votes on the proposal for the frequency of future advisory votes on executive compensation.  In accordance with the voting results on this item, the Corporation has determined to hold a non-binding advisory vote on executive compensation every three years until the next shareholder vote on the frequency of shareholder votes on the compensation of executives.

Proposal 4 - Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation.

At the meeting, the shareholders ratified the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation by the votes indicated below:

For	Against	Abstained
2,471,424	54,796	62,384

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: April 29, 2013	By: /s/Brian D. Young
Brian D. Young President & CEO